Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT
This EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 10, 2026 (the “Eighth Amendment Effective Date”), by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the Eighth Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);
WHEREAS, subject to the terms and conditions set forth herein, the Borrower has requested that Administrative Agent and the Lenders amend the Existing Credit Agreement in certain respects, subject to the terms and conditions set forth herein, and Administrative Agent and the Lenders have agreed to such request on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Administrative Agent and the Lenders party hereto hereby agree as follows:
SECTION 1.Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended in the manner provided in this Section 1.
1.1Cover Page.     The Cover Page to the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with the Cover Page set forth on Annex A to this Amendment.
1.2Additional Definition. The following definition shall be and it hereby is added to Section 1.1 of the Existing Credit Agreement in alphabetical order:

        “Eighth Amendment Effective Date” means June 10, 2026.
1.3Schedule 1.2. The Revolving Credit Percentages, Revolving Credit Allocations, and Total Revolving Credit Commitments set forth on Schedule 1.2 attached to the Existing Credit Agreement are hereby amended and restated to read in their entirety as set forth on Annex B attached to this Amendment.

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SECTION 2.Reaffirmation of Borrowing Base. This Amendment shall constitute notice of a redetermination of the Borrowing Base pursuant to Section 4.2 of the Credit Agreement, and Administrative Agent, the Lenders constituting at least the Supermajority Lenders and the Borrower hereby acknowledge that, effective as of the Eighth Amendment Effective Date, the Borrowing Base shall be reaffirmed at $3,250,000,000, and such reaffirmed Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The reaffirmation of the Borrowing Base contained in this Section 2 shall constitute the Determination Date to occur on or about May 1, 2026.
SECTION 3.New Lenders; Reallocation and Increase of Revolving Credit Elected Commitments. The Revolving Credit Lenders have agreed among themselves to reallocate their respective Revolving Credit Elected Commitments, and to, among other things, (a) allow certain financial institutions identified by PNC Capital Markets LLC, in its capacity as a Joint Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”), (b) increase the Revolving Credit Aggregate Commitment from $2,250,000,000 to $2,750,000,000, and (c) to permit one or more of the Revolving Credit Lenders to increase their respective Revolving Credit Elected Commitments (each, an “Increasing Lender”). Each of Administrative Agent and the Borrower hereby consent to (i) each New Lender’s agreement to provide a Revolving Credit Elected Commitment, (ii) the reallocation of the Revolving Credit Elected Commitments, and (iii) the increase in each Increasing Lender’s Revolving Credit Elected Commitment. On the date this Amendment becomes effective and after giving effect to such reallocation and assignment and increase of the Revolving Credit Aggregate Commitment, the Revolving Credit Elected Commitment of each Revolving Credit Lender shall be as set forth on Schedule 1.2 to the Credit Agreement, as amended by this Amendment. Each Revolving Credit Lender hereby consents to the Revolving Credit Elected Commitment set forth on Schedule 1.2 to the Credit Agreement, as amended by this Amendment. The reallocation of the Revolving Credit Elected Commitments among the Revolving Credit Lenders and the acquisition by each New Lender of an interest in the Revolving Credit Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the Revolving Credit Lenders, including each New Lender, had executed an Assignment and Assumption with respect to such reallocation. Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 13.7(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2. Notwithstanding anything contained in Section 11.1 of the Existing Credit Agreement to the contrary, each Revolving Credit Lender hereby agrees to waive any amounts required to be paid by the Borrower under Section 11.1 of the Existing Credit Agreement in the event the payment of any principal of any SOFR Advance or the conversion of any SOFR Advance other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3. Each New Lender agrees that it shall be deemed to be, and hereby becomes on the date of effectiveness of this Amendment, a party in all respects to the Credit Agreement and the other Loan Documents to which all the Revolving Credit Lenders are party and each shall have the rights and obligations of a Revolving Credit Lender under the Credit Agreement and the other Loan Documents.
SECTION 4.Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the reaffirmation of the Borrowing Base contained in Section 2 of this Amendment and the reallocation and increase of the Revolving Credit Elected Commitments contained in Section 3 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
4.1Execution and Delivery. Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower, the Lenders, and

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Administrative Agent and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor.
4.2Fees. Administrative Agent shall have received evidence reasonably satisfactory to it that all fees due and payable on or before the Eighth Amendment Effective Date as separately agreed upon by the Borrower and the applicable recipients thereof in connection with this Amendment, if any, have been paid by the Borrower.
4.3Notes. Administrative Agent shall have received Notes duly executed by the Borrower for each Lender that requests a Note in accordance with Section 2.2(e) of the Credit Agreement.
4.4No Default. No Default or Event of Default shall have occurred and be continuing.
4.5Corporate Authority. Administrative Agent shall have received from each Credit Party and the Parent, a certificate of its Secretary dated as of the Eighth Amendment Effective Date as to: (a) corporate resolutions (or the equivalent) of the Parent and each Credit Party authorizing the transactions contemplated by this Amendment and the other Loan Documents, in each case to which the Parent or such Credit Party is party, and authorizing the execution and delivery of this Amendment and the other Loan Documents, (b) the incumbency and signature of the assistant secretary, officers or other authorized persons of the Parent and such Credit Party executing any Loan Document and in the case of Borrower, the officers who are authorized to execute any Request for Advance, or requests for the issuance of Letters of Credit, (c) a certificate of good standing or continued existence (or the equivalent thereof) from the state of its incorporation or formation, and (d) copies of the Parent’s and such Credit Party’s Organizational Documents as in effect on the Eighth Amendment Effective Date.
4.6Opinions of Counsel. The Parent and the Credit Parties shall furnish Administrative Agent opinions of counsel to the Parent and the Credit Parties (including local counsel opinions, to the extent reasonably deemed necessary by Administrative Agent), in each case dated as of the Eighth Amendment Effective Date and covering such matters as reasonably required by and otherwise reasonably satisfactory in form and substance to Administrative Agent.
4.7KYC. Not less than three (3) days prior to (to the extent the same is requested at least seven (7) days prior to) the Eighth Amendment Effective Date, the Parent and the Credit Parties shall furnish Administrative Agent and Lenders with (i) any other information required by Section 326 of the USA Patriot Act or necessary for Administrative Agent and Lenders to verify the identity of the Parent or any Credit Party as required by Section 326 of the USA Patriot Act and (ii) information and documentation (including, without limitation, a Beneficial Ownership Certification), in each case, as reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation.
4.8Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent.
SECTION 5.Post-Closing Covenant. Within forty-five (45) days after the Eighth Amendment Effective Date (or such longer time as is acceptable to Administrative Agent in its sole discretion), Administrative Agent shall have received from the Borrower title opinions and

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other title information and data in respect of the Oil and Gas Properties evaluated by the Borrower’s most recently delivered Reserve Report and Mortgages as necessary to comply with the Collateral Coverage Minimum after giving effect to this Amendment, in each case, in form and substance reasonably satisfactory to Administrative Agent.
SECTION 6.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:
6.1Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.
6.2Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower, the Parent and each other Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate, limited liability company or limited partnership, as applicable, powers, have been duly authorized by necessary corporate action by such Credit Party, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which such Credit Party is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.
6.3Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application.
6.4No Default. No Default or Event of Default has occurred and is continuing.
SECTION 7.Miscellaneous.
7.1Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.
7.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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7.3Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.
7.4Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
7.5Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
7.6Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.7Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
7.8Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.
7.9Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.10Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the

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Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.
BORROWER:

MRC ENERGY COMPANY,
as Borrower

By:    /s/ Bryan A. Erman
Name: Bryan A. Erman
Title: Co-President, Chief Legal Officer, Head of
M&A and Corporate Secretary

MRC Energy Company
Eighth Amendment     Signature Page

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Lender and an Issuing Lender

By:    /s/ Denise Davis
Name:    Denise Davis
Title:    Managing Director

MRC Energy Company
Eighth Amendment     Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By: /s/ Salman Samar
Name: Salman Samar
Title: Director
MRC Energy Company
Eighth Amendment     Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:    /s/ Lesley Appou
Name:    Lesley Appou
Title:    Vice President

MRC Energy Company
Eighth Amendment     Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:    /s/ Kyle Gruen
Name:    Kyle Gruen
Title:    Authorized Officer

MRC Energy Company
Eighth Amendment     Signature Page

TRUIST BANK,
as a Lender and an Issuing Lender

By:    /s/ Farhan Iqbal
Name:    Farhan Iqbal
Title:    Director

MRC Energy Company
Eighth Amendment     Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:    /s/ Michael Real
Name:    Michael Real
Title:    Managing Director
MRC Energy Company
Eighth Amendment     Signature Page

CAPITAL ONE, N.A.,
as a Lender

By:    /s/ David Lee Garza
Name:    David Lee Garza
Title:    Director

MRC Energy Company
Eighth Amendment     Signature Page

CITIZENS BANK, N.A.,
as a Lender

By:    /s/ Hernando Garcia
Name:    Hernando Garcia
Title:    Managing Director

MRC Energy Company
Eighth Amendment     Signature Page

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director
MRC Energy Company
Eighth Amendment     Signature Page

MUFG BANK, LTD.,
as a Lender

By:    /s/ Traci Bankston
Name:    Traci Bankston
Title:    Authorized Signatory

MRC Energy Company
Eighth Amendment     Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Michael Sharp
Name:    Michael Sharp
Title:    Authorized Signatory
MRC Energy Company
Eighth Amendment     Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:    /s/ Joe Lattanzi
Name:    Joe Lattanzi
Title:    Managing Director
MRC Energy Company
Eighth Amendment     Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:    /s/ Evans Swann
Name:    Evans Swann
Title:    Authorized Signatory

MRC Energy Company
Eighth Amendment     Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Senior Vice President

MRC Energy Company
Eighth Amendment     Signature Page

FIFTH THIRD BANK, N.A., AS SUCCESSOR BY MERGER TO COMERICA BANK
as a Lender

By:    /s/ Garrett Merrell
Name:    Garrett Merrell
Title:    Senior Vice President

MRC Energy Company
Eighth Amendment     Signature Page

BOKF, NA dba Bank of Texas,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title:    Vice President

MRC Energy Company
Eighth Amendment     Signature Page

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By:    /s/ Stacy Cartier
Name:    Stacy Cartier
Title: Senior Vice President
MRC Energy Company
Eighth Amendment     Signature Page

ZIONS BANCORPORATION, N.A. dba Amegy Bank,
as a Lender

By:    /s/ Jill McSorley
Name:    Jill McSorley
Title: Senior Vice President – Amegy Bank
Division

MRC Energy Company
Eighth Amendment     Signature Page

CATHAY BANK,
as a Lender

By:    /s/ Dale T. Wilson
Name:    Dale T. Wilson
Title: Senior Vice President

MRC Energy Company
Eighth Amendment     Signature Page

BANK OZK,
as a Lender

By:    /s/ Moni Collins
Name:    Moni Collins
Title: Senior Managing Director – Natural
Resources Group

MRC Energy Company
Eighth Amendment     Signature Page

CONSENT AND REAFFIRMATION
Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Eighth Amendment to Fourth Amended and Restated Credit Agreement (the “Eighth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Eighth Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Eighth Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth in the Eighth Amendment and has acknowledged and agreed to same, each Guarantor understands that neither Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers to the Credit Agreement for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation.
[SIGNATURE PAGES FOLLOW]
MRC Energy Company
Eighth Amendment     Consent and Reaffirmation

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Eighth Amendment.

GUARANTORS:

MATADOR RESOURCES COMPANY
LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LLC
MRC PERMIAN COMPANY
MATADOR PRODUCTION COMPANY
MRC ROCKIES COMPANY
WR PERMIAN, LLC
LONGWOOD MIDSTREAM HOLDINGS, LLC
MRC ENERGY SOUTHEAST COMPANY, LLC
MRC ENERGY SOUTH TEXAS COMPANY, LLC
DELAWARE WATER MANAGEMENT COMPANY, LLC
LONGWOOD MIDSTREAM DELAWARE, LLC
LONGWOOD MIDSTREAM SOUTHEAST, LLC
LONGWOOD MIDSTREAM SOUTH TEXAS, LLC
SOUTHEAST WATER MANAGEMENT COMPANY, LLC
MRC DELAWARE RESOURCES, LLC
MRC HAT MESA, LLC
MRC TORO, LLC
MRC ROYALTIES, LLC

By: /s/ Bryan A. Erman
Name: Bryan A. Erman
Title: Co-President, Chief Legal Officer, Head of M&A
    And Corporate Secretary

MRC Energy Company
Eighth Amendment     Consent and Reaffirmation

ANNEX A

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of November 18, 2021

MRC ENERGY COMPANY,
as Borrower,

THE LENDING ENTITIES FROM TIME TO TIME PARTIES HERETO,
as Lenders,

and

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

PNC CAPITAL MARKETS LLC,
BANK OF AMERICA, N.A.,
JPMORGAN CHASE BANK, N.A.,
KEYBANC CAPITAL MARKETS INC.,
TRUIST SECURITIES, INC., and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners,

and

CAPITAL ONE, NATIONAL ASSOCIATION,
CITIZENS BANK, N.A.,
FIFTH THIRD BANK, N.A.,
MIZUHO BANK, LTD.,
MUFG BANK, LTD.,
RBC CAPITAL MARKETS, LLC,
TD SECURITIES (USA) LLC,
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers

and

BANK OZK
as Documentation Agent

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Eighth Amendment

ANNEX B
Revolving Credit Percentages and Allocations1

LENDERS	TOTAL REVOLVING CREDIT COMMITMENT	REVOLVING CREDIT ALLOCATIONS	REVOLVING CREDIT PERCENTAGE
PNC Bank, National Association	$241,818,181.82	$190,000,000 Letter of Credit Commitment: $50,000,000.00	6.90909090909091%
Bank of America, N.A.	$226,545,454.55	$178,000,000 Letter of Credit Commitment: $25,000,000.00	6.47272727272727%
JPMorgan Chase Bank, N.A.	$226,545,454.55	$178,000,000 Letter of Credit Commitment: $25,000,000.00	6.47272727272727%
KeyBank National Association	$226,545,454.55	$178,000,000 Letter of Credit Commitment: $25,000,000.00	6.47272727272727%
Truist Bank	$226,545,454.55	$178,000,000 Letter of Credit Commitment: $25,000,000.00	6.47272727272727%
Wells Fargo Bank, National Association	$226,545,454.55	$178,000,000 Letter of Credit Commitment: $25,000,000.00	6.47272727272727%
Capital One, N.A.	$194,727,272.73	$153,000,000	5.56363636363636%
Citizens Bank, N.A.	$194,727,272.73	$153,000,000	5.56363636363636%
Fifth Third Bank, N.A.	$194,727,272.73	$153,000,000	5.56363636363636%
Mizuho Bank, Ltd.	$194,727,272.73	$153,000,000	5.56363636363636%
MUFG Bank, Ltd.	$194,727,272.73	$153,000,000	5.56363636363636%
Royal Bank of Canada	$194,727,272.73	$153,000,000	5.56363636363636%
The Bank of Nova Scotia, Houston Branch	$194,727,272.73	$153,000,000	5.56363636363636%
1 As of the Eighth Amendment Effective Date
MRC Energy Company
Eighth Amendment

The Toronto-Dominion Bank, New York Branch	$194,727,272.73	$153,000,000	5.56363636363636%
U.S. Bank National Association	$194,727,272.73	$153,000,000	5.56363636363636%
Bank OZK	$112,000,000.00	$88,000,000	3.20000000000000%
BOKF, NA dba Bank of Texas	$76,363,636.36	$60,000,000	2.18181818181818%
First Horizon Bank	$63,636,363.64	$50,000,000	1.81818181818182%
Zions Bancorporation, N.A., dba Amegy Bank	$63,636,363.64	$50,000,000	1.81818181818182%
Cathay Bank	$57,272,727.27	$45,000,000	1.63636363636364%

TOTALS	$3,500,000,000.00	$2,750,000,000.00	100.0000000000%

MRC Energy Company
Eighth Amendment